================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: March 14, 2003
                        (Date of earliest event reported)

                                -----------------
                         Commission File Number 1-14373

                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                                  56-2084290
       (State of Incorporation)             (I.R.S. Employer Identification No.)


      200 PARK AVENUE, NEW YORK, NEW YORK                  10166
    (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 14, 2003, Insignia Financial Group, Inc. ("Insignia or the "Company") completed the sale of its New York-based residential businesses, Insignia Residential Group, LLC ("IRG") and Insignia Douglas Elliman, LLC ("IDE"), to Montauk Battery Realty, LLC. IRG is the sole member of IDE. Montauk Battery Realty, LLC is located on Long Island, New York and its principal owners are New Valley Corp. (NASDAQ: NVAL) and Dorothy Herman, chief executive officer of Prudential Long Island Realty. The total purchase price of $71.75 million was paid or is payable as follows: (i) $66.75 million paid in cash to Insignia at the closing of the transaction; (ii) $500,000 in cash held in escrow on the closing date and up to another $500,000 held in escrow pending receipt of specified commissions; and (iii) the assumption by the buyer of up to $4.0 million in existing contingent earn-out payment obligations of IDE. The escrowed amounts are available to secure Insignia's indemnity obligations under the purchase and sale agreement. Any amounts remaining in escrow on March 14, 2004 and not securing previously made indemnity claims will be released to Insignia.

     IDE, founded in 1911 and acquired by Insignia in June 1999, provides sales and rental services in the New York City residential cooperative, condominium and rental apartment market. IDE also operates in upscale suburban markets in Long Island (Manhasset, Locust Valley and Port Washington/Sands Point). IDE has approximately 950 employees, including 830 brokers, in 12 offices in the New York City area. IRG provides property management services. It operates the largest manager of cooperative condominium and rental apartments in the New York metropolitan area, providing full service third-party fee management for more than 250 properties, comprising approximately 60,000 residential units. These residential businesses collectively produced service revenues in 2002, 2001 and 2000 of $133.7 million, $119.2 million and $134.1 million, respectively.

     Insignia recognized a net gain of approximately $3.8 million (net of $4.8 million of applicable income taxes) in connection with the sale. The gain on sale and the operations of these businesses will be reported in discontinued operations for financial reporting purposes in the first quarter of 2003. On March 14, 2003, Insignia paid down $67.0 million on its senior revolving credit facility, decreasing outstanding senior borrowings thereunder to $28.0 million. Also, the committed amount under the senior credit facility was reduced from $230.0 million to $165.0 million.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (b)   Pro Forma Financial Information:

        (i) Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002.
        (ii) Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2002.
        (iii)  Notes to Unaudited Pro Forma Consolidated Financial Statements.


  (c)   Exhibits

         The following are furnished as exhibits to this report:

           Exhibit No.

        10.1 Purchase and Sale Agreement, dated as of March 14, 2003, by and among Insignia, Insignia/ESG, Inc., Insignia Residential Group, Inc., Insignia IP, Inc. and Montauk Battery Realty, LLC. *

        99.1   Press release dated March 17, 2003.

        ----------------------------------

        * Previously filed as Exhibit No. 10.1(n) to the Company's Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission on March 21, 2003.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INSIGNIA FINANCIAL GROUP, INC.



                                    By:  /s/ Adam B. Gilbert
                                         -------------------
                                         Adam B. Gilbert
                                         Executive Vice President







DATE: March 31, 2003

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) PRO FORMA FINANCIAL INFORMATION

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2002 give effect to the sale of Insignia Douglas Elliman ("IDE") and Insignia Residential Group ("IRG") to Montauk Battery Realty, LLC as of March 14, 2003 and related repayment on Insignia's senior revolving credit facility, as if effected at that date, in the case of the pro forma consolidated balance sheet, or on January 1, 2002, in the case of the pro forma consolidated statement of operations.

     The financial terms of the sale include a total sales price of $71.75 million, consisting of a payment in cash to Insignia of $66.75 million at closing, a potential $1.0 million held in escrow that is receivable one year from closing and the assumption by the buyer of up to $4.0 million in existing earn-out obligations of IDE. Payment of the existing earn-outs by the buyer is contingent upon the 2003 and 2004 performance of the IDE business. Collection of the $1.0 million receivable is contingent upon the satisfaction of certain conditions with respect to indemnity obligations of Insignia and receipt by the buyer of specified brokerage commissions.

     Insignia's gain on the sale is approximately $3.8 million (net of $4.8 million of applicable income taxes), which is net of approximately $2.8 million of direct disposition costs. The disposition costs include $2.1 million of contractual amounts payable to certain members of Insignia's senior management and discretionary payments to management of the sold businesses. Simultaneous with closing, Insignia paid down $67.0 million on its senior revolving credit facility, decreasing outstanding senior borrowings thereunder to $28.0 million. Also, the committed amount under the senior credit facility was reduced from $230.0 million to $165.0 million. For 2002, these sold businesses collectively produced services revenues and pre-tax income of $133.7 million and $7.9 million, respectively.

     The unaudited pro forma financial statements have been prepared by management of Insignia and are based on the historical consolidated financial statements of Insignia and the sold businesses, giving effect to the transaction and to the assumptions and adjustments in the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements. The balance sheet and statement of operations for Insignia as of and for the year ended December 31, 2002 shown below have been derived from the audited consolidated financial statements at that date but does not include all the information required by accounting principles generally accepted in the United States for complete financial statements. These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and footnote disclosures of Insignia included on Form 10-K filed with the Securities and Exchange Commission on March 21, 2003.

                         INSIGNIA FINANCIAL GROUP, INC.
          (I) UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                      (In thousands, except per share data)



                                                                HISTORICAL                                      PRO FORMA
                                                            -----------------                                   STATEMENT
                                                        INSIGNIA       RESIDENTIAL  OTHER ADJUSTMENTS         OF OPERATIONS
                                                     ---------------------------------------------------    -----------------
REVENUES                                                                   (a)
    Real estate services                               $   711,235    $   (133,691)    $          -           $   577,544
    Property operations                                      9,195               -                -                 9,195
    Equity earnings in unconsolidated ventures               3,482               -                -                 3,482
    Other income, net                                          793               -                -                   793
                                                     ---------------------------------------------------      ---------------
                                                           724,705        (133,691)               -               591,014
                                                     ---------------------------------------------------      ---------------

COSTS AND EXPENSES
    Real estate services                                   647,459        (121,383)               -               526,076
    Property operations                                      7,264               -                -                 7,264
    Administrative                                          14,344               -                -                14,344
    Depreciation                                            17,588          (3,673)               -                13,915
    Property depreciation                                    1,920               -                -                 1,920
    Amortization of intangibles                              5,153            (747)               -                 4,406
                                                     ---------------------------------------------------      ---------------
                                                           693,728        (125,803)               -               567,925
                                                     ---------------------------------------------------      ---------------

    Operating Income (loss)                                 30,977          (7,888)               -                23,089

OTHER INCOME AND EXPENSES
    Interest income                                          3,951             (15)               -                 3,936
    Interest expense                                        (8,870)             16            3,015     (b)        (5,839)
    Property interest expense                               (2,122)              -                -                (2,122)
                                                     ---------------------------------------------------      ---------------

Income (loss) from continuing operations before
    income taxes                                            23,936          (7,887)           3,015                19,064

    Income tax (expense) benefit                           (10,719)          2,998           (1,296)    (c)        (9,017)
                                                     ---------------------------------------------------      ---------------

Income (loss) from continuing operations                    13,217          (4,889)           1,719                10,047

Preferred stock dividends                                   (2,173)              -                -                (2,173)
                                                     ------------------------------------------------------------------------

Income from continuing operations available to
   common shareholders                               $      11,044    $     (4,889)    $      1,719           $     7,874
                                                     ========================================================================

PER COMMON SHARE AMOUNTS:
Income from continuing operations
    Basic                                            $        0.48                                            $      0.34
                                                     =============                                            ===============
    Assuming dilution                                $        0.47                                            $      0.33
                                                     =============                                            ===============

Weighted average common shares and
      assumed conversions
        Basic                                               23,122                           -                     23,122
                                                     =============                     =================      ===============
        Assuming dilution                                   23,691                           -                     23,691
                                                     =============                     =================      ===============


See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                         INSIGNIA FINANCIAL GROUP, INC.
               (II) UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2002
                                 (In thousands)


                                                              HISTORICAL                                         PRO FORMA
                                                              ----------                     OTHER                BALANCE
                                                     INSIGNIA         RESIDENTIAL         ADJUSTMENTS              SHEET
                                                ---------------------------------------------------------    -----------------
  ASSETS                                                                 (a)                 (d)
     Cash and cash equivalents                   $      111,513    $          (66)   $        (3,080)        $   108,367
     Receivables, net of allowance                      155,321            (2,479)                 -             152,842
     Restricted cash                                     21,518                 -                  -              21,518
     Property and equipment                              55,614           (11,766)                 -              43,848
     Real estate investments, net                       134,135                 -                  -             134,135
     Goodwill                                           289,561            34,117                  -             255,444
     Acquired intangible assets                          17,611           (11,999)                 -               5,612
     Deferred taxes                                      47,609            (4,037)                 -              43,572
     Other assets, net                                   39,957            (2,177)             1,200              38,980
                                                ---------------------------------------------------------    -----------------
  Total assets                                   $      872,839    $      (66,641)   $        (1,880)        $   804,318
                                                =========================================================    =================

  LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities:
     Accounts payable                            $       13,743    $       (2,535)   $             -         $    11,208
     Commissions payable                                 63,974              (564)                 -              63,410
     Accrued incentives                                  52,324                 -                  -              52,324
     Accrued and sundry                                 117,990            (2,844)             4,796             119,942
     Deferred taxes                                      15,795              (949)                 -              14,846
     Notes payable                                      126,889                 -            (67,000)             59,889
     Real estate mortgage notes                          66,795                 -                  -              66,795
                                                ---------------------------------------------------------    -----------------
  Total liabilities                                     457,510            (6,892)           (62,204)            388,414

  Stockholders' Equity:
     Preferred stock, par value $ .01 per share               4                 -                  -                   4
     Common stock, par value $ .01 per share                232                 -                  -                 232
     Additional paid-in capital                         437,622                 -                  -             437,622
     Notes receivable for common stock                   (1,193)                -                  -              (1,193)
     Accumulated deficit                                (16,241)          (59,749)            60,324             (15,666)
     Accumulated other comprehensive loss                (5,095)                -                  -              (5,095)
                                                ---------------------------------------------------------    -----------------
  Total stockholders' equity                            415,329           (59,749)            60,324             415,904
                                                ---------------------------------------------------------    -----------------
  Total liabilities and stockholders' equity     $      872,839    $      (66,641)   $        (1,880)        $   804,318
                                                =========================================================    =================


See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                         INSIGNIA FINANCIAL GROUP, INC.
      (III) NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


PRO FORMA NOTES

(a) Represents the removal of the combined historical assets and liabilities and statement of operations of IDE and IRG as of and for the year ended December 31, 2002, as included in Insignia's audited consolidated financial statements (filed on Form 10-K with the Securities and Exchange Commission on March 21, 2003).

(b) Represents the removal of historical interest charges attributed to the $67.0 million senior debt pay down at an estimated average rate of approximately 4.5% for the year ended December 31, 2002. Interest on the borrowed funds in 2002 was based on LIBOR plus 2.5%.

(c) Income taxes are provided on the pro forma interest expense adjustment at the effective tax rate of 43%.

(d) Represents the adjustment to reflect payments of $67.0 million on the senior credit facility and $2.8 million in disposition costs, net of closing proceeds received totaling $66.75 million. In addition, adjustments are made to record an estimated $1.2 million of additional proceeds receivable upon final settlement of certain indemnity and other matters and the current income tax effect of the gain on sale.

OTHER NOTES

     Insignia's net gain is approximately $3.8 million from the sale of the residential businesses. The gain on sale and operations of the sold businesses will be reported in discontinued operations for financial reporting purposes in the first quarter of 2003. The table below sets forth a calculation of the gain on sale.

                  (In thousands)

                  TOTAL SALE PRICE                            $ 71,750
                  Less:
                    Contingent earn-out assumed
                      by buyer                                  (4,000)
                    Indemnity holdback                          (1,000)
                                                         ----------------
                  CLOSING PROCEEDS                              66,750
                  Less:
                    Disposition costs                           (2,830)
                                                         ----------------
                  NET CASH PROCEEDS                             63,920
                  Other proceeds receivable                      1,200
                                                         ----------------
                  TOTAL PROCEEDS                                65,120
                  Net assets of sold businesses                (56,499)
                                                         ----------------
                  Pre-tax gain on sale                           8,621
                  Income tax expense                            (4,796)
                                                         ----------------
                  NET GAIN                                    $  3,825
                                                         ================

     In connection with the sale, the buyer assumed up to $4.0 million of earn-out obligations of IDE, which payment is dependent upon achievement of certain future financial performance measures for the 2003 and 2004 years. Disposition costs include an estimated $700,000 in professional fees and $2.1 million of contractual amounts payable to certain members of the Company's senior management and discretionary payments to management of the sold businesses. Other proceeds receivable of $1.2 million (shown above) consist of $500,000 in cash held in escrow at closing and an estimated $700,000 collectible upon final settlement of certain other closing assets and liabilities.